April 18, 1996

Via Telecopies: (702) 734 2954

Mr. Todd Fisher
Debbie Reynolds Hotel and Casino
305 Convention Center Drive
Las Vegas, Nevada 89109

Re:  The Debbie Reynolds Hotel and Casino, Las Vegas, Nevada.

Dear Todd:

The purpose of this letter is to set forth the proposed terms and conditions to be submitted for approval to the investment committee of CS First Boston Mortgage Capital Corporation or any of its affiliates (the "Lender" or "CS First Boston") for CS First Boston to provide senior first-mortgage financing (the "financing") to the Debbie Reynolds Management Company, Inc., a single-purpose, bankruptcy remote entity controlled by Debbie Reynolds and Todd Fisher (the "Borrower") secured by the Debbie Reynolds Hotel and Casino (including, but not limited to the hotel, casino, showroom, museum and all other improvements) on +/-6.5 acres in Las Vegas, Nevada (the "Property"). The Borrower hereby represents that it owns the Property.

The Financing will be evidenced by a senior note (the "Senior Note") in the amount of $8,500,000 secured by a senior mortgage of a like amount (the "First Mortgage") on the Property. The terms and conditions of the Financing are subject to CS First Boston's commencement and completion of due diligence on the Property and verification of Borrower's representations regarding the Property.

     Borrower:      The  Debbie  Reynolds  Management  Company,  Inc.,  a Nevada
                    Corporation,   a  wholly-owned   subsidiary  of  the  Debbie
                    Reynolds  Hotel  and  Casino,   Inc.,  a  corporation  whose
                    business  purpose is  restricted to owning and operating the
                    Property  and  which  is  structured  as  a  single-purpose,
                    bankruptcy-remote    entity.    The   Financing   shall   be
                    non-recourse to the Borrower except for standard  carve-outs and  the  carve-outs  described  in the  sections  contained
                    hereinafter   entitled   "Bankruptcy"  and   "Interference",
                    respectively.

     Servicer:      CS  First  Boston,  or  other  entity  selected  by CS First
                    Boston.

     Loan Amount:   $8,500,000  (the "Loan  Amount").  43 rooms at the  Property have been  converted to  condominium  units (the  "Unit(s)")
                    and/or time-share  conversion intervals (the "Interval(s)").
                    At or subsequent to the closing of the  Financing.  Borrower may sell one or more Units  and/or  Intervals.  The  release price  (the  "Release  Price")  paid to Lender for each Unit sold  shall  equal  $100,000.  The  Release  Price  for each
                    Interval  sold  shall  equal:  i)  $1,250  if sold  prior to
                    receipt  by  Borrower  of  a  full   gaming   license   (the
                    "License");  or ii) $2,000 if sold after receipt by Borrower of the  License.  Upon a payment of the  Release  Price on a
                    Unit or Interval,  the  principal  balance of the  Financing shall be reduced by an amount  equal to the  Release  Price.
                    Borrower may not convert  additional  (beyond the current 43
                    rooms   that  have   already   been   converted)   rooms  to
                    condominiums or time-share intervals prior to receiving approval from Lender, in Lender's sole discretion, for such conversion. Borrower shall use $1,000,000 of the Loan Amount to pay-off existing payables and $1,000,000 to establish a working- capital reserve.

Additional  Loan  Amount:     Subject to the terms and  conditions  contained in
                              the   section    hereinafter    entitled   Forward
                              Commitment,  Lender may fund an additional  amount
                              of $1,500,000 (the "Additional Loan Amount").  The
                              Additional  Loan  Amount  shall be  subject to the
                              same loan  documents  and terms  (except  that the
                              interest   rate  on  the  Loan   Amount   and  the
                              Additional Loan Amount will increase to Libor plus
                              600 Bps) including the maturity date (24 months from the funding of the Loan Amount).

Forward Commitment:           If Borrower has obtained the License  prior to six
                              months  after the date of the  funding of the Loan
                              Amount,  Lender  will  fund  the  Additional  Loan
                              Amount upon payment by Borrower to Lender of a fee of $30,000. Borrower shall pay Lender's expenses related to the determination of the validity of the License and related to the funding of the Additional Loan Amount.

Option: Upon funding of the Loan Amount, Borrower shall grant to Lender an option to purchase at any time 500,000 shares of stock of Debbie Reynolds Hotel/Casino Inc., at 110% of the market price as of the date of the closing of funding of the Loan Amount (Lender shall have piggy-back rights of registration).

Conditions to Funding:        In  addition  to the  other  conditions  described
                              herein, including without limitation,  delivery of
                              loan   documentation   in   form   and   substance
                              reasonably satisfactory to CS First Boston and its
                              counsel  and  payment of fees and  expenses as set
                              forth herein,  the closing of the Financing  shall
                              be  subject  to  the  following  conditions:   (i)
                              delivery  of  satisfactory  title  reports,  title
                              insurance   and   surveys;    (ii)   delivery   of
                              satisfactory Phase I environmental reports and, if
                              required,  Phase II environmental  reports;  (iii)
                              delivery of satisfactory engineering reports; (iv)
                              evidence  satisfactory  to CS First  Boston of all
                              material   permit  and  certificate  of  occupancy
                              requirements  and  zoning  entitlements;   (v)  no
                              material adverse change shall have occurred in the
                              physical  condition of the Property; (vi) delivery
                              of an acceptable appraisal report for the Property
                              indicating  a fair market  value at closing of not
                              less than $20,000,000, and confirmation by Lender,
                              after  review of the market,  that the fair market
                              value at closing of the Property is, in fact,  not
                              less than $20,000,000; (vii) review and acceptance
                              of current financial  statements of the Principals
                              (as defined hereinafter)  reflecting liquidity and
                              net  worth  acceptable  to CS First  Boston in its
                              sole and absolute  discretion;  (viii)  review and
                              acceptance   of  all   agreements   and  documents
                              regarding   any  entities   affiliated   with  the
                              Property, and any transfers, sales, and financings
                              relating  to  the  Property;   and  (ix)  evidence
                              satisfactory  to Lender that any and all leases or
                              other   contractual   arrangements   between   the
                              Borrower  and  any  entity   affiliated  with  the
                              Borrower or any of the Principals (as defined hereinafter) have been terminated unless approved by Lender.

Right of First  Refusal:      CS First  Boston  shall  have  the  right of first
                              refusal to provide Borrower with expansion or permanent financing; (i) upon prepayment; or (ii) upon expiration and repayment of all or a portion of the Financing.

                                 The Financing

Term:                         24 months from the funding of the Loan Amount.

Prepayment:                   Year 1:  Prepayable  with  penalty of 2%.  Year 2:
                              Prepayable without penalty.

Amortization:                 Interest-only  (subject to the Release Prices paid
                              to Lender pursuant to sales of Unit or Intervals as described herein).

Interest Rate: LIBOR plus 500 BPs payable monthly in arrears (actual/360 basis) match funded with periodic reset at Borrower's election prior to Borrower receiving the Additional Loan Amount from Lender. After receiving the Additional Loan Amount from Lender the interest rate on the entire principal balance of the Financing shall increase to LIBOR plus 600 BPs.

Funding Fee: The funding fee ("Funding Fee") shall equal $500,000 (the Good Faith Deposit, less expenses will be credited against the Funding Fee). The Funding Fee shall be earned at the closing of the Financing.

Cost and Expenses:            Borrower shall be  responsible  for all reasonable
                              expenses associated with the Financing  including,
                              but not limited to, closing expenses,  the cost of
                              title insurance,  transfer and recording fees, and
                              the fees and expenses of its  counsel,  Servicer's
                              counsel  and  Lender's  counsel.   Borrower  shall
                              reimburse Lender and Servicer for any out of pocket expenses related to the preparation of documents pertaining to the Financing, and all expenses incurred by Lender including travel, due diligence, and legal costs and expenses, and the cost of any outside providers of due diligence reports.

Collateral:                   The  Financing  will be  secured  by (i) the First
                              Mortgage;  (ii) an assignment of leases and rents,
                              if any; (iii) any  reserve(s),  as required herein
                              or as may be  required  by  Lender,  for  deferred
                              maintenance and/or environmental remediation; (iv)
                              the   real   estate   tax,    insurance,    tenant
                              improvement,     leasing    commission,    capital
                              expenditure,  and working capital escrow accounts;
                              (v) such other documents as CS First Boston or its
                              counsel deem appropriate to evidence the Financing
                              (collectively,  the  "Loan  Documents");  and (vi)
                              assignment   of  the  managing   general   partner
                              interest   (the   "Managing   Interest")   in  the
                              Borrower. The Managing Interest will be released upon repayment in full of the Financing.

Bankruptcy:                   In the event that  Borrower  files for  protection
                              under the U.S.  Bankruptcy Code,  either voluntary
                              or  involuntary  (if  commenced by  Borrower,  any
                              general partner or affiliate thereof or any person
                              acting in connection with any such person), Debbie
                              Reynolds and Todd Fisher (the "Principals")  shall
                              immediately  have   unconditional,   absolute  and
                              unlimited recourse for the full amount of the Financing and all losses, costs and expenses incurred by Lender relating to the Financing.

Interference:                 In the event that CS First Boston elects to pursue
                              any of its rights or remedies available under the Loan Documents, following an event of default by Borrower and Borrower's failure to cure said default in accordance with the cure provisions contained in the loan documents, the Principals shall immediately have unconditional, absolute and unlimited recourse for the full amount of the Financing and all losses, costs and expenses if CS
                              First Boston is delayed, hindered or interfered with in any manner by any action of Borrower, Principals or any of their respective affiliates or agents.

Other Indebtedness:           The   Borrower    will   not   incur   any   other
                              indebtedness.

Loan Documents:               All  documentation  shall be in form  and  content
                              acceptable to CS First Boston, Servicer, and their respective counsel, and shall be supported by acceptable representations and warranties of the Borrower, opinions of counsel and proof of related matters that counsel shall deem necessary.

Good Faith Deposit:           Upon  acceptance  of this  term  letter,  Borrower
                              shall pay to the Lender a good faith  deposit (the
                              "Good  Faith  Deposit")  in the amount of $100,000
                              cash  and  $100,000   worth  of  stock  in  Debbie
                              Reynolds    Hotel/Casino   Inc.   based   on   the
                              then-current  market  value of such stock.  If the
                              market  value of such stock shall  decline by more
                              than 20% Borrower  shall pay to Lender  additional
                              stock in an amount such that Lender  continues  to
                              hold $100,000 worth of such stock.  The Good Faith
                              Deposit  shall  be  non-refundable   provided  the
                              Lender  provides the Financing in accordance  with
                              the terms  contained  in this  letter  (with  such
                              modifications  as may be agreed  upon by  Borrower
                              and Lender) and Lender's  other general loan terms
                              (with such  modifications as may be agreed upon by
                              Borrower  and  Lender).  In the event  the  Lender
                              fails to provide the Financing, Lender will refund
                              the  Good  Faith   Deposit  less  its   reasonable
                              expenses   incurred   in   connection   with   the
                              Financing.  At  closing  of  the  Financing,   the
                              portion of the Good Faith  Deposit  not applied to
                              expenses will be credited against the Funding Fee.
                              The Funding Fee shall be earned  when  Lender,  in
                              substantial   conformance  with  this  letter,  is
                              prepared to provide the Financing. The Funding Fee
                              shall  also be earned if Lender  does not  provide
                              the Financing as a result of Borrower's failure to
                              cooperate   (i.e.   provide  timely   information,
                              negotiate  legal  documents,   etc.)  with  Lender
                              towards the closing of the Financing.

This letter has been prepared for the sole purpose of discussing with Borrower an opportunity to finance the Property. This is not a commitment by CS First Boston to provide any financing whether described herein or otherwise. Any such commitment would arise solely pursuant to a mutually executed definitive agreement regarding a commitment to provide financing by CS First Boston.

Upon execution of this letter, Borrower acknowledges that it is working solely with CS First Boston to procure financing for the Property. Please acknowledge your acceptance of the terms and conditions relating to the Financing described herein by executing the acknowledgement below and enclosing the Good Faith Deposit. By your signature below, you agree to facilitate and assist CS First Boston in its continued due diligence for the purpose of proceeding in good faith towards the Financing. If CS First Boston has received an originally executed copy of this letter, on or before April 19, 1996, CS First Boston will continue to perform its due diligence and commence with the preparation of a submission to the investment committee of CS First Boston for approval. In the event the Financing is approved, the Financing will occur on or before 20 days after this letter is executed by Borrower and Lender and the Good Faith Deposit is paid to Lender. In any event, CS First Boston's willingness to proceed on the basis of the terms and conditions described herein terminates at the close of business on April 19, 1996. If you have any questions, please call me at (212) 909-4481.

                                                Sincerely,

                                                /s/  RICHARD LUFEIG
                                               ---------------------------------
                                               Richard Lufeig
                                               Vice President

ACKNOWLEDGED



By:
   --------------------------
    Todd Fisher

As:

Title: